UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 633-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

                When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

                Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

                MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Marketplace Dynamics

McHenry
Carpentersville
Buffalo Grove
Highland Park
Wheeling
Northbrook
Palatine
Prospect Heights
Wilmette
Hoffman Estates
Elgin
Glenview
Mount Prospect
Niles
Skokie
Streamwood
Des Plaines
Park Ridge
Bartlett
Roselle
Bensenville
Kane
Bloomingdale
St. Charles
Addison
Elmwood Park
Carol Stream
Elmhurst
Lombard
Maywood
Batavia
Wheaton
Berwyn
Chicago
DuPage
Westchester
Lisle
Westmont
Brookfield
Illinois
Cook
Aurora
Naperville
Darien
Burbank
Oak Lawn
Woodridge
Bolingbrook
Palos Hills
Alsip
Blue Island
East Chicago
Hammond
Orland Park
Harvey
Gary
Kendall
Will
Oak Forest
Tinley Park
Homewood
Lansing
Indiana
Munster
Joliet
Chicago Heights
Griffith
Hobart
Lake
Park Forest
Merrillville
Copyright (C) 2000-2004 SNL Financial (snl.com) All rights reserved
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9.33mi

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Key Strategies

Earnings Per Share
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
20% CAGR
$1.02
$0.46
$1.72
$1.96
$2.25
$2.51
2000
2001*
2002
2003
2004
2005 IBES Estimate

* Includes $19.2 million after tax merger charge.

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Commercial Banking

+15% CAGR
Commercial and Industrial (including Lease Loans)
Commercial Real Estate (including construction real estate)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,507
$763
$744
$1,788
$793
$995
$1,940
$832
$1,108
$2,241
$882
$1,359
$2,644
$977
$1,667
$2,741
$983
$1,758
2000
2001
2002
2003
2004
1st Qtr 2005

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Commercial Banking - Diversified Loan Portfolio

As of March 31, 2005

Loan Portfolio Composition
($3.4 billion)
Construction
13%
Commercial
Real Estate
38%
Residential
and
Consumer
20%
Lease Loans
7%
Commercial
22%

Commercial Loans by Industry Type
($2.7 billion)
Finance and
Insurance
7%
Services
10%
Private Households
10%
Manufacturing
11%
Wholesalers
5%
Retailers
4%
Real Estate
Developers
16%
Miscellaneous
9%
Other Real Estate
Industries
5%
Residential Building
Operators
10%
Non-residential
Building Operators
13%

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Credit Quality

Net Charge-offs to Average Loans
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.15%
0.42%
0.33%
0.37%
0.23%
0.34%
2000
2001
2002
2003
2004
1st Qtr 2005 Annualized

Allowance vs. NPL to Total Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Allowance to Total Loans
1.33%
1.19%
1.35%
1.40%
1.32%
1.28%
NPL to Total Loans
0.81%
0.78%
0.88%
0.75%
0.71%
0.76%
2000
2001
2002
2003
2004
1st Qtr 2005

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Wealth Management

Balance Sheet Assets
Asset Management and Trust Assets Under Management
Brokerage Assets Under Management
Billions
$6
$5
$4
$3
$2
$1
$0
$3.3
$1.1
$3.5
$1.0
$3.8
$0.9
$4.4
$2.1
$0.7
$1.4
$5.3
$2.3
$0.8
$1.5
$4.4
$2.1
$0.7
$1.4
$5.3
$2.4
$0.9
$1.5
2000
2001
2002
2003
2004
1st Qtr 2004
1st Qtr 2005

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M & A Highlights
2001 to 2004

	Assets
1990 to 2000 (10 mergers and acquisitions)	$1.9 billion
Acquired FSL Holdings, Inc. April 2001	$222 million
MidCity Financial and MB Financial merge November 2001	MOE
Acquired Lincolnwood Financial Corp. April 2002	$228 million
Acquired LaSalle Systems Leasing August 2002	$92 million
Acquired South Holland Bancorp February 2003	$560 million
Divested Abrams Centre Bancshares May 2003	$98 million
Acquired First SecurityFed Financial May 2004	$567 million

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Net Interest Income

Net Interest Income
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
$107
$115
$133
$142
$155
$175
2000
2001
2002
2003
2004
1st Qtr 2005 Annualized

NIM vs. Fed Funds Rate
7%
6%
5%
4%
3%
2%
1%
0%
Fed Funds Rate
Net Interest Margin
2000
2001
2002
2003
2004
1st Qtr 2005

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Interest Rate Risk

- Slightly asset sensitive
- Naturally hedged

NII Sensitivity (Ramped)
110%
105%
100%
95%
90%
97.5%
100.0%
101.4%
102.3%
-1%
No Change
+1%
+2%

NII Sensitivity (Shocked)
110%
105%
100%
95%
90%
96.3%
100.0%
101.9%
102.9%
-1%
No Change
+1%
+2%

Twist Scenario
110%
105%
100%
95%
90%
96.5%
100.0%
102.8%
Flat Yield Curve at 3.1% - Long Rates Down
No Change
Flat Yield Curve at 5.3% - Short Rates Up

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Other Income

24%
CAGR
Other
Leasing
Deposit Fees
Wealth Management
$70
$60
$50
$40
$30
$20
$10
$0
$20.4
$26.2
$39.1
$64.7
$65.3
$60.9
2000
2001
2002
2003
2004
1st Qtr 2005
Annualized

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Efficiency Ratio

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
64.8%
60.7%
52.8%
55.7%
54.3%
52.5%
2000
2001*
2002
2003
2004
1st Qtr 2005

*Excludes $19.2 million after tax merger charge.

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Cash Return on Tangible Equity

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.0%
13.5%
17.1%
18.8%
20.7%
19.2%
20.2%
2000
2001*
2002
2003
2004
1Q 2004
1Q 2005
Annualized

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MBFI Stock Price 3 Year

250%
200%
150%
100%
50%
MBFI
+84%
+10%
Midwest Bank Index
5/24/2002
8/24/2002
11/24/2002
2/24/2003
5/24/2003
8/24/2003
11/24/2003
2/24/2004
5/24/2004
8/24/2004
11/24/2004
2/24/2005
5/24/2005

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MBFI Stock Price 1 Year

140%
130%
120%
110%
100%
90%
80%
MBFI
+15.2%
+3.3%
Midwest Bank Index
5/24/2004
8/24/2004
11/24/2004
2/24/2005
5/24/2005

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[LOGO]

Howe Barnes Investments, Inc.
10th Annual Community Bank Conference

Mitchell Feiger, President and Chief Executive Officer
Jill E. York, Vice President and Chief Financial Officer

June 1, 2005

NASDAQ:  MBFI

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

MB Financial Snapshot

(Dollars amounts in millions, except per share data)

	1st Qtr 2004	1st Qtr 2005	Change
Assets	$4,433	$5,348	+20.6%
Loans	$2,876	$3,422	+19.0%
Deposits	$3,451	$3,999	+15.9%
Net income	$14.6	$17.2	+17.8%
Fully diluted EPS	$0.53	$0.59	+11.3%
Return on equity	15.26%	14.88%	-0.38%
Cash return on tangible equity*	19.20%	20.18%	+0.98%
Net interest margin - FTE*	3.72%	3.80%	+0.08%
Efficiency ratio	55.86%	52.49%	-3.37%
Non-performing loan ratio	0.92%	0.76%	-0.16%

* See “Non-GAAP Disclosure Reconciliations” on page 30.

	2000	2004	Change
Assets	$3,287	$5,254	+59.8%
Loans	$2,019	$3,346	+65.7%
Deposits	$2,639	$3,962	+50.1%
Net income	$27.0	$64.4	+138.6%
Fully diluted EPS	$1.02	$2.25	+120.6%
Return on equity	10.24%	14.88%	+4.64%
Cash return on tangible equity*	13.00%	20.69%	+7.69%
Net interest margin - FTE*	3.75%	3.79%	+0.04%
Efficiency ratio	64.80%	53.68%	-11.12%
Non-performing loan ratio	0.81%	0.71%	-0.10%

* See “Non-GAAP Disclosure Reconciliations” on page 30.

Marketplace Dynamics

•       Fragmented banking market

•       Slowly consolidating

•       Target market includes 8,000+ middle market companies

[GRAPHIC]

Bank Holding Companies

Cook County Deposit Market Share

As of June 30, 2004

Pending Ownership as of May 23, 2005

			Total
		Branch	Deposits in	Market
Rank	Institution	Count	Market	Share
			($000s)
1	JPMorgan Chase & Co. (NY) (Bank One)	179	28,240,123	18.9%
2	LaSalle Bank Corporation (IL)	91	26,063,977	17.4%
3	BMO Financial Group (Harris)	76	14,937,173	10.0%
4	Northern Trust Corp. (IL)	9	6,369,328	4.3%
5	Royal Bank of Scotland Group (Charter One)	82	4,805,561	3.2%
6	Citigroup Inc. (NY)	39	4,421,363	3.0%
7	Fifth Third Bancorp (OH)	40	3,527,520	2.4%
8	MAF Bancorp Inc. (IL)	33	3,390,467	2.3%
9	MB Financial Inc. (IL)	35	3,242,330	2.2%
10	Bank of America Corp. (NC)	11	3,087,480	2.1%
11	Corus Bankshares Inc. (IL)	14	2,993,795	2.0%
12	Wintrust Financial Corp. (IL)	22	2,392,615	1.6%
13	FBOP Corp. (IL)	21	2,118,074	1.4%
14	Taylor Capital Group Inc. (IL)	12	2,109,047	1.4%
15	Metropolitan Bank Group Inc. (IL)	61	1,905,509	1.3%
16	TCF Financial Corp. (MN)	114	1,896,575	1.3%
17	First Midwest Bancorp Inc. (IL)	17	1,696,963	1.1%
18	Parkway Bancorp Inc. (IL)	14	1,331,845	0.9%
19	Popular Inc. (PR)	17	1,255,821	0.8%
20	U.S. Bancorp (MN)	25	1,205,083	0.8%

Source - SNL Datasource

Key Strategies

Our EPS growth has been fueled by dual growth sources

•       Core business lines are growing

•       Commercial Banking

•       Wealth Management

•       Retail Banking

•       Mergers and acquisitions supplement core business growth

[CHART]

* Includes $19.2 million after tax merger charge.

Commercial Banking

•       Well developed business line

•       Target market is companies with revenues ranging from $5 to 100 million

•       Heavy investment in personnel over past 10 years

•       Robust training program for recent graduates

•       Focused on:

•       Middle-market business financing

•       Treasury management

•       Real estate investor, construction, developer financing

•       Lease banking

+15%
CAGR

[CHART]

Market Feedback

Based upon third party research, client satisfaction leads the market.

9 out of 10 customers with sales over $10 million in 2004 said MB Financial Bank was:

•       “Excellent or Above Average” in overall satisfaction.

•       “Above market standard” for prompt follow-up and closure on requests.

•       “Excellent or Above Average” on top management support.

Commercial Banking - Diversified Loan Portfolio

As of March 31, 2005

Loan Portfolio Composition
($3.4 billion)

[CHART]

Commercial Loans by Industry Type
($2.7 billion)

[CHART]

Credit Quality

•       Excellent, stable, predictable

•       Better than peers with large C&I portfolios

•       Loans are granular – typical size is $3 to $6 million; 91% of credits are under $15 million.

•       Extensive due diligence prior to acquisitions

Net Charge-offs to Average Loans

[CHART]

Allowance vs. NPL to Total Loans

[CHART]

Granularity of Non-Performing Loans

As of March 31, 2005

Non-performing Loan Size	Number of Credits	Outstanding Balance	Percent of Total

Over $3.0 million	1	$4,181	16.0%
$2.0 to $3.0 million	2	5,208	20.0%
$1.0 to $2.0 million	3	3,924	15.0%
Less $1.0 million	150	12,787	49.0%
Total	156	$26,100	100.0%

Retail Banking

•       Consumer and small business

•       Deposit and credit services

•       11% deposit growth over past five years

•       Growing transaction accounts

•       Sales/service culture

•       Cost efficient lending platform

•       Upgrading branch locations to maximize growth and profitability

Retail Banking – Convenience Banking Strategy

•       Goals

•       Improve deposit growth

•       Improve deposit mix

•       Reduce funding costs

•       Implementation activities

•       Extended hours

•       Simplified transaction processes

•       Consistent customer experience

•       Additional expenses in 2005

•       Personnel

•       Marketing

Wealth Management

Expanding business and capabilities

•       Private Banking

•       Staff are deep generalists (loans, deposits, asset management and trust services, estate and financial planning)

•       Asset Management and Trust

•       Open architecture asset management format

•       Objective advice

•       Superior returns

•       Vision Investment Services

•       Provides brokerage services through MB and other banks

•       Works closely with MB Retail Banking

•       Significant opportunity for growth within MB Financial customer base

•       Adding revenue producing people and capabilities

•       Adding investment management depth

•       Continuing to upgrade relationships from custodied to managed

[CHART]

M & A Highlights

2001 to 2004

Assets
1990 to 2000 (10 mergers and acquisitions)	$1.9 billion

Acquired FSL Holdings, Inc.	$222 million
April 2001

MidCity Financial and MB Financial merge	MOE
November 2001

Acquired Lincolnwood Financial Corp.	$228 million
April 2002

Acquired LaSalle Systems Leasing	$92 million
August 2002

Acquired South Holland Bancorp	$560 million
February 2003

Divested Abrams Centre Bancshares	$98 million
May 2003

Acquired First SecurityFed Financial	$567 million
May 2004

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep
FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	10.3	1.2	4.4%
First SecurityFed	16.8	9.8	1.7	18.8%

*    P/E Adj is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity).

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves
FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%
First SecurityFed*	21%	+3.5%	15%

*    For First SecurityFed, second year EPS accretion is projected to be 3.8% and second year cost saves are estimated to be 32%.

MB Financial Performance

•       Five years of strong results

•       Robust core business growth

•       Capitalized on M&A opportunities

	Dollars in millions, except per share amounts.
	2000	2001*	2002	2003	2004	2000 to 2004 Average Growth Rate	1st Qtr 2004	1st Qtr 2005	Change

Assets	$3,287	$3,466	$3,760	$4,355	$5,254	12%	$4,433	$5,348	20.6%
Loans	$2,019	$2,312	$2,505	$2,826	$3,346	13%	$2,876	$3,378	19.0%
Deposits	$2,639	$2,822	$3,020	$3,432	$3,962	11%	$3,451	$3,999	15.9%
Net income	$27.0	$12.4	$46.4	$53.4	$64.4	24%	$14.6	$17.2	17.8%
Diluted EPS	$1.02	$0.46	$1.75	$1.96	$2.25	22%	$0.53	$0.59	11.3%
ROA	0.85%	0.36%	1.27%	1.28%	1.34%		1.34%	1.31%
ROE	10.24%	4.27%	14.60%	14.82%	14.88%		15.26%	14.48%
Cash ROTE**	13.00%	13.53%	17.09%	18.79%	20.69%		19.20%	20.18%

* Includes $19.2 million net merger expenses.

** See “Non-GAAP Disclosure Reconciliations” on page 30.

Net Interest Income

•       NII consistently growing as we expand our business

•       NIM has been stable through various interest rate environments

•       Funding sources are stable

Net Interest Income

[CHART]

NIM vs. Fed Funds Rate

[CHART]

Interest Rate Risk

•       Slightly asset sensitive

•       Naturally hedged

NII Sensitivity (Ramped)

[CHART]

NII Sensitivity (Shocked)

[CHART]

Twist Scenario

[CHART]

Other Income

•       Diversifying revenue sources

•       Wealth Management, Deposit Services and Lease Banking are strong contributors to growth

•       Other category includes securities and asset gains and varies significantly

[CHART]

Efficiency Ratio

•       We carefully manage expenses

•       We are making investments in revenue producing personnel

•       Extensive investing in infrastructure – electronic and physical

[CHART]

*Excludes $19.2 million after tax merger charge.

Cash Return on Tangible Equity

[CHART]

*      Excludes $19.2 million after tax merger charge.

See “Non-GAAP Disclosure Reconciliations” on page 30.

Key Investment Considerations

Strategy

•       Build market share in key business lines (Commercial, Retail, Wealth Management)

•       Diversify revenue streams

•       Lower cost of funds

•       Capitalize on key M&A opportunities

•       Invest in people and process

Results

•       Strong, consistent loan growth

•       Stable credit quality

•       Robust EPS growth

•       High return on equity/tangible equity

•       Increasing commercial market share

MBFI Stock Price	3 Year

[CHART]

MBFI Stock Price	1 Year

[CHART]

Non-GAAP Disclosure Reconciliations

These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis.

Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity.  The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity.  Cash earnings exclude from net income the effect of amortization expense for intangible assets other than goodwill (which is no longer amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit.  Management believes that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess management’s success in utilizing our tangible capital.

Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets.  The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believes that providing this measure may be useful for peer comparison purposes.

The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:  (dollars in thousands)

						1st Qtr	1st Qtr
						2004	2005
	2000	2001	2002	2003	2004	Annualized	Annualized
Net income, as reported	26,961	31,538	46,370	53,392	64,429	14,588	17,177
Plus: Intangible amortization expense, tax adjusted	3,022	3,212	631	754	660	189	174
Cash earnings	29,983	34,750	47,001	54,146	65,089	14,777	17,351

Average stockholders’ equity	263,311	289,291	317,693	360,210	432,992	384,609	480,938
Less: Goodwill	27,634	30,439	40,773	67,391	110,302	70,293	123,628
Less: Other intangible assets, net of tax benefit	5,049	2,082	1,914	4,692	8,038	4,819	8,658
Average tangible stockholders’ equity	230,628	256,770	275,006	288,127	314,651	309,497	348,652

Cash Return on Tangible Equity	13.00%	13.53%	17.09%	18.79%	20.69%	19.20%	20.18%

						1st Qtr	1st Qtr
						2004	2005
	2000	2001	2002	2003	2004	Annualized	Annualized
Net interest margin	3.66%	3.65%	3.97%	3.72%	3.69%	3.63%	3.69%
Plus: Tax equivalent effect	0.09%	0.08%	0.06%	0.08%	0.10%	0.09%	0.11%
Net interest margin, fully tax equivalent	3.75%	3.73%	4.03%	3.80%	3.79%	3.72%	3.80%

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Howe Barnes Investments, Inc.
10th Annual Community Bank Conference

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

June 1, 2005

NASDAQ:  MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 31st day of May, 2005.

MB FINANCIAL, INC.

By:	/s/ Jill E. York

Jill E. York

Vice President and Chief Financial Officer

(Principal Financial and Principal Accounting Officer)